UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 14, 2012

Stewardship Financial Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-33377	22-3351447
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (201) 444-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stewardship Financial Corporation (the “Corporation”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2012. A total of 4,318,601 shares of the Corporation’s common stock entitled to vote were present or represented by proxy at the Annual Meeting constituting a quorum for the transaction of business. The Corporation’s shareholders considered the proposals set forth in the Corporation’s Proxy Statement and took the following actions with respect thereto:

Proposal 1: Election of Directors. The shareholders considered the nominees for re-election named in the Corporation’s Proxy Statement and re-elected each of Robert Turner, William J. Vander Eems and Paul Van Ostenbridge for three-year terms expiring in 2015. The following are the results of the voting:

Name	For	Withheld	Broker Non-Votes
Robert Turner	3,380,299	48,093	890,209
William J. Vander Eems	3,381,996	46,396	890,209
Paul Van Ostenbridge	3,384,753	43,639	890,209

Proposal 2: Non-Binding Advisory Vote on Executive Compensation. The shareholders considered a non-binding advisory proposal in the form of a resolution approving the overall executive compensation of the Corporation’s executive officers as described in the Corporation’s Proxy Statement and adopted such resolution. The following are the results of the voting:

Number of Votes
For	2,939,995
Against	155,812
Abstained	332,586
Broker Non-Votes	890,208

Proposal 3: Non-Binding Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation. The shareholders considered a non-binding advisory proposal in the form of a resolution determining the frequency with which the shareholders should vote on the overall executive compensation of the Corporation’s executive officers as described in the Corporation’s Proxy Statement and adopted such resolution. The following are the results of the voting:

Number of Votes
1 Year	2,747,272
2 Year	396,571
3 Year	154,989
Abstained	129,562
Broker Non-Votes	890,207

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders considered a proposal to ratify the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012 and ratified such appointment. The following are the results of the voting:

Number of Votes
For	4,227,602
Against	10,351
Abstained	80,648

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewardship Financial Corporation

Date: May 15, 2012	/s/	Claire M. Chadwick
Claire M. Chadwick
Senior Vice President and
Chief Financial Officer